Exhibit 10.49

Quality-843 Rev 001 Page 1 of 7
Title: Abbreviated Quality Agreement Template (level2)

This QUALITY AGREEMENT (“Agreement”) between SynCardia Systems, LLC, with principal offices at 1992 E. Silverlake Road, Tucson AZ, 85713-3865 and Carclo Technical Plastics, SynCardia Level 2 (crucial) Supplier (“Supplier”), with principal offices at 22 Manchester Road, Unit 10, Derry, NH 03038, describes the commitment both parties agree to make to ensure that their respective products and services (“Product”) satisfy the quality requirements called out in this agreement.

1.	DEFINITIONS

a.	Design History File (DHF): A compilation of documentation that describes the design history of a product

b.	Device Master Record (DMR): A compilation of records containing the procedures and specifications for a finished device. Supplier generated DHF records may be requested as part of the DMR.

c.	Industry Standards: As a medical device company, SynCardia requires Suppliers to reference the following standards as applicable to SynCardia devices:

i.	21 CFR Part 820 Quality System Regulation

ii.	GHTF/SG3/N17:2008 Quality Management System – Medical Devices – Guidance on the Control of Products and Services Obtained from Suppliers

iii.	Guidance for Industry Contract Manufacturing Arrangements for Drugs: Quality Agreements, May 2013

iv.	ISO 13485 Medical devices – Quality management systems – Requirements for regulatory purposes

d.	PRODUCT: Product covers Parts and Services. Parts such as components, sub-assemblies, manufacturing materials, in-process devices, finished devices, returned devices, or services such as software development, consulting, calibration, or design that are being provided by the Supplier, are all considered as Product.

Table 1: Product Covered by this Quality Agreement

#	PRODUCT/SERVICE NAME	SUPPLIER PART NUMBER	SYNCARDIA PART NUMBER	PRODUCT/SERVICE DESCRIPTION
1	Blank, Left Base	100672-001	100672-001	Manufacturing
2	Blank, Right Base	100673-001	100673-001	Manufacturing
3	Base Blank, Right, 50cc	170401-001	170401-001	Manufacturing
4	Base Blank, Left, 50cc	170403-001	170403-001	Manufacturing
5	20mm OP Inner Sleeve	170450-002	170450-002	Manufacturing
6	20mm OP Outer Sleeve	170451-002	170451-002	Manufacturing
7	22mm OP Inner Sleeve	170452-002	170452-002	Manufacturing

Quality-806 Rev 001

Quality-843 Rev 001 Page 2 of 7
Title: Abbreviated Quality Agreement Template (level2)

8	22mm OP Outer Sleeve	170453-002	170453-002	Manufacturing
9	18 mm OP Inner Sleeve, 50cc	170500-001	170500-001	Manufacturing
10	18 mm OP Inner Sleeve, 50cc	170501-001	170501-001	Manufacturing
11	20mm OP Inner Sleeve, 50cc	170502-001	170502-001	Manufacturing
12	20mm OP Outer Sleeve, 50cc	170503-001	170503-001	Manufacturing
13	23mm SynHall Inner Sleeve, 50cc	170504-001	170504-001	Manufacturing
14	23mm SynHall Outer Sleeve, 50cc	170505-001	170505-001	Manufacturing
15	25mm SynHall Inner Sleeve, 50cc	170506-001	170506-001	Manufacturing
16	23mm SynHall Outer Sleeve, 50cc	170507-001	170507-001	Manufacturing
17	Quick Connect Molded Blank	190001-001	190001-001	Manufacturing
18	Holding Ring, Snap, 25mm	734093-001	734093-001	Manufacturing
19	Gasket, Holding Ring, 25mm	734093-002	734093-002	Manufacturing
20	Holding Ring, Snap, 27mm	734093-003	734093-003	Manufacturing
21	Gasket, Holding Ring, 27mm	734093-004	734093-004	Manufacturing
22	Holding Ring, Snap, 23mm	734093-005	734093-005	Manufacturing
23	Gasket, Holding Ring, 23mm	734093-006	734093-006	Manufacturing
24	Arbor Press, Center Post Adjusting	734112-001	734112-001	Manufacturing
25	Arbor Press Stand, Valve	734113 002	734113-002	Manufacturing
26	Screw Plate for 27mm Dummy Ring	850006	850006	Manufacturing
27	Inflow Dummy Ring For 27mm Valves	850007	850007	Manufacturing
28	Screw Plate for 25mm Dummy Ring	850048	850048	Manufacturing
29	Outflow Dummy Ring For 25mm Valves	850050	850050	Manufacturing
30	Mold: 70cc Outflow Connector	850067	850067	Manufacturing
31	Mold: C-70 Mesh Preformed, Right	850138	850138	Manufacturing
32	Mold: C-70 Mesh Preformed, Left	850139	850139	Manufacturing
33	Mold, Blood Diaphragm, 50cc	870001-001	870001-001	Manufacturing
34	Mold, Long Skirt, Intermediate Diaphragm, 50cc	870002-001	870002-001	Manufacturing
35	Mold, Air Diaphragm, 50cc	870003-001	870003-001	Manufacturing
36	Mold, Housing, Left, 50cc	870004-001	870004-001	Manufacturing
37	Mold, Housing, Right, 50cc	870005-001	870005-001	Manufacturing
38	Mold Housing Lower Body, 50cc	870006-001	870006-001	Manufacturing

Quality-806 Rev 001

Quality-843 Rev 001 Page 3 of 7
Title: Abbreviated Quality Agreement Template (level2)

39	Outflow Dummy Ring, 50cc	870007-001	870007-001	Manufacturing
40	Inflow Dummy Ring, 50cc	870008-001	870008-001	Manufacturing
41	Dummy Ring Screw Plate, 50cc	870009-001	870009-001	Manufacturing
42	Mold, Inflow Connector, 50cc	870010-001	870010-001	Manufacturing
43	Mold, Outflow Connector, 50cc	870011-001	870011-001	Manufacturing
44	Mold, Mesh, 50cc, Left	870012-001	870012-001	Manufacturing
45	Mold, Mesh, Right, 50cc	870013-001	870013-001	Manufacturing

e.	Request for Supplier Corrective Action (RSCA): A request for corrective action issued to the Supplier to correct a non-conformance found affecting the quality of a product or service provided.

2.	RESPONSIBILITIES

a.	The Supplier shall assign a Quality Representative for the duration of this contract. This individual shall be responsible for overseeing Supplier activities that impact Syncardia products.

b.	Supplier agrees to provide Product in accordance with all applicable SynCardia specification documents, drawings, and industry standards or procedures. This includes the manufacture, supply, testing, packaging, labeling, storage and shipment of Product to SynCardia.

c.	SynCardia will maintain a Design History File (DHF) during product development. If Supplier participates during product development, Supplier will provide SynCardia with all documentation necessary to support the product (DHF).

d.	All controlled documentation, including that which is Supplier-generated, required for the manufacture and testing of the SynCardia Finished Device will be maintained by SynCardia in the Device Master Record (DMR).

3.	DOCUMENTED QUALITY SYSTEM

a.	Supplier shall maintain a documented system for ensuring consistent Product quality and compliance. A formal Quality Management System (QMS) is recommended but not required.

b.	If the Supplier operates an ISO certified QMS, Supplier shall provide a copy of their current certificate to SynCardia. Changes in the certification status of Supplier’s QMS shall be promptly reported to SynCardia.

4.	NOTIFICATION OF REGULATORY AGENCIES

a.	SynCardia shall be responsible for all communication with regulatory authorities including notification of process and product changes and the submission of Annual Reports.

Quality-806 Rev 001

Quality-843 Rev 001 Page 4 of 7
Title: Abbreviated Quality Agreement Template (level2)

b.	SynCardia shall be responsible for all recall activities related to Finished Device and for reporting to regulatory authorities according to SynCardia’s written procedures.

c.	Supplier shall provide necessary information to assist with any investigations required by SynCardia as a result of a potential recall or field action.

d.	In the event of a Supplier-generated Product recall, the Supplier shall notify SynCardia within two business days.

5.	LABELING

a.	Supplier shall control all operations to prevent Product mix-ups, and to maintain traceability and product identification.

b.	Supplier shall keep records of these activities and make them available to SynCardia upon request.

c.	Supplier shall clearly identify each Product container and the respective Product within, in accordance with SynCardia specifications, for the purpose of Product identification and traceability.

6.	NONCONFORMING PRODUCT

a.	Supplier is responsible for notifying SynCardia of any nonconforming Product that has already been shipped to SynCardia within two (2) business days of discovery.

b.	Supplier and SynCardia shall cooperate in conducting investigations or implementing corrective actions with respect to nonconforming Product.

c.	If investigations conducted by SynCardia reveal that Supplier workmanship has contributed to a Product nonconformance, a Request for Supplier Corrective Action (RSCA) may be issued to Supplier.

7.	AUDITS and CORRECTIVE ACTION

a.	Supplier shall allow SynCardia, or its authorized representative or notified body, to perform audits of the Supplier’s facilities, systems, documentation, and other requirements related to this agreement and to the Product.

b.	The scope of the audit shall be limited to Products supplied for SynCardia and related processes, and will be conducted at mutually agreed dates and times.

c.	SynCardia may issue a Request for Supplier Corrective Action (RSCA) to Supplier to address Product non-conformances, SynCardia complaints and/or critical findings from on-site audits.

8.	CHANGE CONTROL

a.	Supplier shall notify SynCardia of all changes that require approval as described and summarized below:

Quality-806 Rev 001

Quality-843 Rev 001 Page 5 of 7
Title: Abbreviated Quality Agreement Template (level2)

TYPE OF CHANGE	SYNCARDIA APPROVAL REQUIRED	SYNCARDIA NOTIFICATION REQUIRED	DOCUMENTATION REQUIRED
Facility Move		X	Advanced notification and validation of the new facility. SynCardia regulatory required.
Change in Manufacturing Equipment or Process	X		Validation or Equivalency Report. SynCardia regulatory required.
Like-for-like Equipment Part Replacement outside of Preventive Maintenance		X	Advanced notification and Part Equivalency Report or evidence of verification
Equipment Part Replacement not on approved parts list or Part Change – i.e., breakdown or not Like-for-Like repair	X		Supplier provided change requests, risk assessment and supporting documentation validation or Part Equivalency Report. SynCardia regulatory required.
Equipment move within a Facility		X	Advanced notification and validation protocol & report. SynCardia regulatory required.
Product Material Change	X		Material Analysis, risk assessment, product validation/verification (impact assessment). SynCardia regulatory required.
Process Material Change	X		Risk assessment and validation protocol & report (impact assessment). SynCardia regulatory required.
Manufacturing Improvements (no potential for Product/Process Impact)	X		Supplier provided change request and supporting documentation demonstrating no Product/Process Impact.
Product/Process Parameters/Specs	X		Design Control Requirements. SynCardia regulatory required.
Product Software Change	X		Design Control Requirements and verification & validation protocol and report. SynCardia regulatory required.
Subcontractor Change	X		Advanced Notification. Subcontractor qualification. SynCardia regulatory required.
Reduced inspectional requirements (finished QC inspection only)	X		Justification for change including supporting data. SynCardia regulatory required.
Reduced in process visual inspection requirements (workmanship standards)	X		Statistical assessment to support process change. SynCardia regulatory required.

Quality-806 Rev 001

Quality-843 Rev 001 Page 6 of 7
Title: Abbreviated Quality Agreement Template (level2)

TYPE OF CHANGE	SYNCARDIA APPROVAL REQUIRED	SYNCARDIA NOTIFICATION REQUIRED	DOCUMENTATION REQUIRED
Deviations from product specification affecting fit, form or function with impact to SynCardia Product.	X		Non-conformance or Scrap Report and evidence of quarantine pending disposition.
Product Configuration	X		Justification for change redlines to drawings for packaging/configuration. SynCardia regulatory required.
Storage Conditions	X Note 1		Demonstration that specification and product labeling requirements are met.
Manufacturing Environmental Controls		X	Validation and verification protocol & report. SynCardia regulatory required.
Test Methods	X		Justification and method/equipment validation. SynCardia regulatory required.
Labels and Labeling	X		Label/Labeling proof. SynCardia regulatory required.
Crucial Supplier change	X		Advanced notification and validation, risk assessment and verification protocol and report. SynCardia regulatory required.
Significant changes to Management, Quality System or Ownership		X	Organization chart, IRS forms and SynCardia regulatory required.

Note 1: Supplier shall manufacture the products in a controlled environment and ensure that the products are always handled and stored in a manner that will prevent damage, degradation and mix-ups.

9.	DISPUTES

a.	Both parties will use their commercially reasonable efforts to resolve any claim, controversy or dispute concerning any matter related to this agreement.

b.	If legal action is commenced, Supplier shall continue to perform its obligations under this agreement pending final resolution of the dispute.

Quality-806 Rev 001

Quality-843 Rev 001 Page 7 of 7
Title: Abbreviated Quality Agreement Template (level2)

This Agreement is effective as of the approval date on the signature page of this agreement and will continue through the completion of the contract services provided by Supplier to SynCardia, until it is superseded by a new version, or until the business relationship between Supplier and SynCardia is terminated.

In Witness Whereof, the parties have, by duly authorized persons, executed this Agreement.

SynCardia Systems, LLC		Carclo Technical Plastics

Signature:	/s/ Blagoberto Herrera	Signature:	/s/ Jeff Mackenzie
Name:	Blagoberto Herrera	Name:	Jeff Mackenzie
Title:	Vice President of Quality	Title:	COO
Date:	4 April 2019	Date:	3/15/19

Address:		Address:

1992 E. Silverlake Road Tucson, Arizona 85713		22 Manchester Road, Unit 10, Derry, NH 03038

Phone Number: 520.545.1234		Phone Number: 724.539.1833

Quality-806 Rev 001